OFFICE OF THE COMPTROLLER OF THE CURRENCY
Washington, D.C.  20219

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FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2007
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1ST CENTURY BANK, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

United States	20-0356618
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

OCC Charter Number: 24442

1875 Century Park East, Suite 1400
Los Angeles, California 90067
(Address of principal executive offices and zip code)

Bank’s telephone number, including area code: 310-270-9500

Item 2.02	Results of Operations and Financial Condition.

On March 19, 2007, 1st Century Bank, National Association (the “Bank”) issued a press release setting forth its fourth quarter results.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and as adopted by the Office of the Comptroller of the Currency, or otherwise subject to the liabilities under Section 18.  Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Bank under the Securities Act of 1933, as amended and as adopted by the Office of the Comptroller of the Currency.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable
(c)	The following exhibit is included with this Report:

Exhibits

99.1	Press Release dated March 19, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended and as adopted by the Office of the Comptroller of the Currency, the Bank has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st Century Bank, National Association

Dated: March 19, 2007	By:	/s/ Jason P. DiNapoli
Jason P. DiNapoli
President and Chief Operating Officer